UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

ALTC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.0001 per share	ALCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2024, AltC Acquisition Corp. (“AltC”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, holders of an aggregate of 18,855,198 shares of AltC Class A common stock, par value $0.0001 per share (“Class A common stock”) and 12,500,000 shares of AltC Class B common stock, par value $0.0001 per share (“Class B common stock” and, together with the Class A common stock, “AltC Common Stock”), which represents 72.7% of the shares of AltC Common Stock outstanding and entitled to vote as of April 5, 2024, the record date for the Special Meeting, were represented in person, virtually or by proxy, constituting a quorum for the transaction of business. At the Special Meeting, AltC’s stockholders considered the following proposals (each of which is described in more detail in the final proxy statement/prospectus/consent solicitation statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 26, 2024 (the “Proxy Statement”)):

1.	A proposal to approve (a) and adopt that certain Agreement and Plan of Merger and Reorganization, dated as of July 11, 2023 (the “Merger Agreement”), by and among AltC, AltC Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of AltC (“Merger Sub”) and Oklo Inc. a Delaware corporation (“Oklo”), and the related agreements to which AltC is a party and (b) the merger of Merger Sub with and into Oklo, with Oklo surviving as a wholly-owned subsidiary of AltC (the “Merger”) and the other transactions contemplated by the Merger Agreement and the related agreements to which AltC is a party (the “Transactions”).

For	Against	Abstain	Broker Non-Votes

31,349,134	560	5,504	N/A

2.	A proposal to approve and adopt the proposed second amended and restated certificate of incorporation (the "second amended and restated certificate of incorporation") of the post-closing company (the "Post-Closing Company") in the form attached to the Proxy Statement as Annex B.

For		Against		Abstain
Class A	Class B	Class A	Class B	Class A	Class B
17,823,167	12,500,000	1,026,335	0	5,696	0

3.	A proposal to consider, on a non-binding advisory basis, certain governance provisions in the second amended and restated certificate of incorporation, presented separately in accordance with SEC requirements.

a.	Governance Proposal 3A: To approve an amendment to AltC’s amended and restated certificate of incorporation to restructure the capitalization of AltC such that (i) each share of Class A common stock, issued and outstanding immediately prior to the date and time that the Merger becomes effective (the “Effective Time”) will remain outstanding as one (1) share of Class A common stock, par value $0.0001 per share (“Post-Closing Company Class A Common Stock”), of the Post-Closing Company, and (ii) each share of Class B common stock, issued and outstanding immediately prior to the Effective Time will be reclassified on a one-for-one basis as one (1) share of Post-Closing Company Class A Common Stock.

For	Against	Abstain	Broker Non-Votes

31,346,740	1,697	6,761	N/A

b.	Governance Proposal 3B: To approve an amendment to AltC’s amended and restated certificate of incorporation to remove (i) the exclusive right of holders of Class B common stock to elect and remove directors of AltC, and instead require the approval by (x) a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote generally on the election of directors, to elect directors of the Post-Closing Company and (y) the affirmative vote of holders of at least a majority in voting power of the outstanding shares of capital stock of the Post-Closing Company entitled to vote generally in the election of directors, voting together as a single class, to remove directors from the Post-Closing Company; and (ii) stockholders’ ability to remove a director without cause.

For	Against	Abstain	Broker Non-Votes

29,320,381	2,027,339	7,478	N/A

c.	Governance Proposal 3C: To approve an amendment to AltC’s amended and restated certificate of incorporation to require the approval of the affirmative vote of holders of at least 66 2/3% in voting power of the outstanding shares of the capital stock of the Post-Closing Company entitled to vote thereon to approve changes to the Post-Closing Company’s bylaws and to amend or repeal any provisions inconsistent with certain sections of the Post-Closing Company’s certificate of incorporation.

For	Against	Abstain	Broker Non-Votes

26,175,200	5,173,755	6,243	N/A

d.	Governance Proposal 3D: To approve an amendment to AltC’s amended and restated certificate of incorporation to remove the requirement that a business combination or similar acquisition of the Post-Closing Company must be approved by at least 66 2/3% in voting power of the outstanding shares of capital stock of the Post-Closing Company entitled to vote thereon.

For	Against	Abstain	Broker Non-Votes

31,347,404	1,497	6,297	N/A

4.	A proposal to approve and adopt the Oklo Inc. 2024 Equity Incentive Plan in the form attached to the Proxy Statement as Annex F, and the material terms thereof, including the authorization of the initial share reserve thereunder.

For	Against	Abstain	Broker Non-Votes

29,171,848	2,176,534	6,816	N/A

5.	A proposal to approve and adopt the Oklo Inc. 2024 Employee Stock Purchase Plan in the form attached to the Proxy Statement as Annex G, and the material terms thereof, including the authorization of the initial share reserve thereunder.

For	Against	Abstain	Broker Non-Votes

29,376,089	1,972,119	6,990	N/A

6.	A proposal to elect seven directors to serve staggered terms on the Post-Closing Company’s board of directors following the consummation of the business combination until immediately following the date of the 2024, 2025 or 2026 annual stockholder meetings, as applicable, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. The following is a tabulation of the votes with respect to each director elected at the Special Meeting.

Class	Director	For	Withhold	Abstain	Broker Non-Votes

I	Lieutenant General (Ret. John Jansen	31,348,380	6,818	—	N/A
I	Michael Klein	29,350,697	2,004,501	—	N/A
II	Sam Altman	29,378,948	1,976,250	—	N/A
II	Caroline Cochran	31,291,079	64,119	—	N/A
II	Richard W. Kinzley	31,348,366	6,832	—	N/A
III	Jacob DeWitte	31,348,292	6,906	—	N/A
III	Chris Wright	31,349,215	5,983	—	N/A

7.	A proposal to approve, for purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s (the “NYSE”) Listed Company Manual, the issuance of shares of Post-Closing Company Class A Common Stock, including the approval of (a) the issuance of more than 20% of AltC’s issued and outstanding shares of common stock in connection with the business combination and (b) the issuance of shares of AltC Class A common stock (i) to one or more Related Parties (as defined in Section 312.03 of the NYSE’s Listed Company Manual) in connection with the Transactions and (ii) in connection with the acquisition of a company in which a Related Party may have a 5% or greater interest in or in the consideration to be paid in connection with such acquisition.

For	Against	Abstain	Broker Non-Votes

31,345,644	2,017	7,537	N/A

Because the proposal to approve the Merger Agreement and the transactions contemplated thereby was approved, the proposal to adjourn the Special Meeting to a later date or dates, if necessary, was not presented at the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

On May 7, 2024, AltC and Oklo issued a joint press release announcing the results of the Special Meeting and the Redemptions (as defined below). A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The information disclosed under Item 5.07 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

Redemptions

In connection with the shareholder vote on the proposal to approve the Transactions at the Special Meeting, holders of 710 shares of Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.50 per share, for a total aggregate redemption amount of approximately $7,457.80 (the “Redemptions”). As a result, approximately $7,457.80 will be removed from AltC’s trust account (the “Trust Account”) to redeem such shares, and 43,099,811 shares of AltC Common Stock will remain outstanding, after giving effect to the Redemptions. Upon payment of the Redemptions, approximately $306 million will remain in the Trust Account.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated May 7, 2024, issued by AltC Acquisition Corp. and Oklo Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AltC Acquisition Corp.
Date: May 7, 2024
	By:	/s/ Jay Taragin
Name: Jay Taragin
Title: Chief Financial Officer